                                                                   Exhibit 99.10
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

-----------------------------------------------
CASE NAME: Flight One Logistics, Inc.               ACCRUAL BASIS
-----------------------------------------------

-----------------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
-----------------------------------------------

-----------------------------------------------
JUDGE: Barbara J. Houser
-----------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: OCTOBER 31, 2001

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Drew Keith                                         Chief Financial Officer
--------------------------------------------          -------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                        TITLE

Drew Keith                                                   11/20/2001
--------------------------------------------          -------------------------
PRINTED NAME OF RESPONSIBLE PARTY                               DATE

PREPARER:

/s/ Jessica L. Wilson                                  Chief Accounting Officer
--------------------------------------------          -------------------------
ORIGINAL SIGNATURE OF PREPARER                                 TITLE

Jessica L. Wilson                                            11/20/2001
--------------------------------------------          -------------------------
PRINTED NAME OF PREPARER                                        DATE

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report

 --------------------------------------------
 CASE NAME: Flight One Logistics, Inc.                          ACCRUAL BASIS-1
 --------------------------------------------

 --------------------------------------------
 CASE NUMBER: 400-42069-BJH                        02/13/95, RWD, 2/96
 --------------------------------------------

 --------------------------------------------

 COMPARATIVE BALANCE SHEET

 -----------------------------------------------------------------------------------------------------------------------
                                              SCHEDULE                    MONTH        MONTH                     MONTH
                                                                       -------------------------------------------------
 ASSETS                                        AMOUNT                  October 2001
 -----------------------------------------------------------------------------------------------------------------------
 1.      UNRESTRICTED CASH                                                $     0        $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 2.      RESTRICTED CASH                                                  $     0        $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 3.      TOTAL CASH                            $     0                    $     0        $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 4.      ACCOUNTS RECEIVABLE (NET)                                        $20,742        $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 5.      INVENTORY                                                        $     0        $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 6.      NOTES RECEIVABLE                                                 $     0        $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 7.      PREPAID EXPENSES                                                 $     0        $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 8.      OTHER (ATTACH LIST)                   $39,149                       ($56)       $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 9.      TOTAL CURRENT ASSETS                  $39,149                    $20,686        $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 10.     PROPERTY, PLANT & EQUIPMENT                                      $     0        $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 11.     LESS: ACCUMULATED
         DEPRECIATION / DEPLETION                                         $     0        $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 12.     NET PROPERTY, PLANT &
         EQUIPMENT                             $     0                    $     0        $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 13.     DUE FROM INSIDERS                                                $     0        $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 14.     OTHER ASSETS - NET OF
         AMORTIZATION (ATTACH LIST)                                       $     0        $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 15.     OTHER (ATTACH LIST)                                              $     0        $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 16.     TOTAL ASSETS                          $39,149                    $20,686        $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 POSTPETITION LIABILITIES
 -----------------------------------------------------------------------------------------------------------------------
 17.     ACCOUNTS PAYABLE                                                 $     0        $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 18.     TAXES PAYABLE                                                    $     0        $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 19.     NOTES PAYABLE                                                    $     0        $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 20.     PROFESSIONAL FEES                                                $     0        $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 21.     SECURED DEBT                                                     $     0        $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 22.     OTHER (ATTACH LIST)                                              $     0        $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 23.     TOTAL POSTPETITION
         LIABILITIES                                                      $     0        $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 PREPETITION LIABILITIES
 -----------------------------------------------------------------------------------------------------------------------
 24.     SECURED DEBT                                                     $     0        $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 25.     PRIORITY DEBT                                                    $     0        $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 26.     UNSECURED DEBT                                                  ($16,740)       $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 27.     OTHER (ATTACH LIST)                                              $     0        $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 28.     TOTAL PREPETITION LIABILITIES         $     0                   ($16,740)       $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 29.     TOTAL LIABILITIES                     $     0                   ($16,740)       $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 EQUITY
 -----------------------------------------------------------------------------------------------------------------------
 30.     PREPETITION OWNERS' EQUITY                                       $38,956        $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 31.     POSTPETITION CUMULATIVE
         PROFIT OR (LOSS)                                                 ($1,530)       $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 32.     DIRECT CHARGES TO EQUITY
         (ATTACH EXPLANATION)
 -----------------------------------------------------------------------------------------------------------------------
 33.     TOTAL EQUITY                          $     0                    $37,426        $0                          $0
 -----------------------------------------------------------------------------------------------------------------------
 34.     TOTAL LIABILITIES &
         OWNERS' EQUITY                        $     0                    $20,686        $0                          $0
 -----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                                                        Monthly Operating Report

 -----------------------------------------------
 CASE NAME: Flight One Logistics, Inc.                ACCRUAL BASIS-2
 -----------------------------------------------

 -----------------------------------------------
 CASE NUMBER: 400-42069-BJH                             02/13/95, RWD, 2/96
 -----------------------------------------------

 -----------------------------------------------

 INCOME STATEMENT

 ----------------------------------------------------------------------------------------------------
                                               MONTH          MONTH          MONTH         QUARTER
                                            -----------------------------------------
 REVENUES                                   October 2001                                    TOTAL
 ----------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------
 1.     GROSS REVENUES                              $0            $0              $0          $0
 ----------------------------------------------------------------------------------------------------
 2.     LESS: RETURNS & DISCOUNTS                   $0            $0              $0          $0
 ----------------------------------------------------------------------------------------------------
 3.     NET REVENUE                                 $0            $0              $0          $0
 ----------------------------------------------------------------------------------------------------
 COST OF GOODS SOLD
 ----------------------------------------------------------------------------------------------------
 4.     MATERIAL                                    $0            $0              $0          $0
 ----------------------------------------------------------------------------------------------------
 5.     DIRECT LABOR                                $0            $0              $0          $0
 ----------------------------------------------------------------------------------------------------
 6.     DIRECT OVERHEAD                             $0            $0              $0          $0
 ----------------------------------------------------------------------------------------------------
 7.     TOTAL COST OF GOODS SOLD                    $0            $0              $0          $0
 ----------------------------------------------------------------------------------------------------
 8.     GROSS PROFIT                                $0            $0              $0          $0
 ----------------------------------------------------------------------------------------------------
 OPERATING EXPENSES
 ----------------------------------------------------------------------------------------------------
 9.     OFFICER / INSIDER COMPENSATION              $0            $0              $0          $0
 ----------------------------------------------------------------------------------------------------
 10.    SELLING & MARKETING                         $0            $0              $0          $0
 ----------------------------------------------------------------------------------------------------
 11.    GENERAL & ADMINISTRATIVE                    $0            $0              $0          $0
 ----------------------------------------------------------------------------------------------------
 12.    RENT & LEASE                                $0            $0              $0          $0
 ----------------------------------------------------------------------------------------------------
 13.    OTHER (ATTACH LIST)                         $0            $0              $0          $0
 ----------------------------------------------------------------------------------------------------
 14.    TOTAL OPERATING EXPENSES                    $0            $0              $0          $0
 ----------------------------------------------------------------------------------------------------
 15.    INCOME BEFORE NON-OPERATING
        INCOME & EXPENSE                            $0            $0              $0          $0
 ----------------------------------------------------------------------------------------------------
 OTHER INCOME & EXPENSES
 ----------------------------------------------------------------------------------------------------
 16.    NON-OPERATING INCOME (ATT. LIST)            $0            $0              $0          $0
 ----------------------------------------------------------------------------------------------------
 17.    NON-OPERATING EXPENSE (ATT. LIST)           $0            $0              $0          $0
 ----------------------------------------------------------------------------------------------------
 18.    INTEREST EXPENSE                            $0            $0              $0          $0
 ----------------------------------------------------------------------------------------------------
 19.    DEPRECIATION / DEPLETION                    $0            $0              $0          $0
 ----------------------------------------------------------------------------------------------------
 20.    AMORTIZATION                                $0            $0              $0          $0
 ----------------------------------------------------------------------------------------------------
 21.    OTHER (ATTACH LIST)                         $0            $0              $0          $0
 ----------------------------------------------------------------------------------------------------
 22.    NET OTHER INCOME & EXPENSES                 $0            $0              $0          $0
 ----------------------------------------------------------------------------------------------------
 REORGANIZATION EXPENSES
 ----------------------------------------------------------------------------------------------------
 23.    PROFESSIONAL FEES                           $0            $0              $0          $0
 ----------------------------------------------------------------------------------------------------
 24.    U.S. TRUSTEE FEES                           $0            $0              $0          $0
 ----------------------------------------------------------------------------------------------------
 25.    OTHER (ATTACH LIST)                         $0            $0              $0          $0
 ----------------------------------------------------------------------------------------------------
 26.    TOTAL REORGANIZATION EXPENSES               $0            $0              $0          $0
 ----------------------------------------------------------------------------------------------------
 27.    INCOME TAX                                  $0            $0              $0          $0
 ----------------------------------------------------------------------------------------------------
 28.    NET PROFIT (LOSS)                           $0            $0              $0          $0
 ----------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

                                                        Monthly Operating Report

-----------------------------------------
CASE NAME: Flight One Logistics, Inc.                ACCRUAL BASIS-3
-----------------------------------------

-----------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
-----------------------------------------

--------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                               MONTH            MONTH            MONTH           QUARTER
                                           ----------------------------------------------
DISBURSEMENTS                                October 2001                                          TOTAL
--------------------------------------------------------------------------------------------------------------
1.     CASH - BEGINNING OF MONTH                     $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
--------------------------------------------------------------------------------------------------------------
2.     CASH SALES                                    $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
--------------------------------------------------------------------------------------------------------------
3.     PREPETITION                                   $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
4.     POSTPETITION                                  $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
5.     TOTAL OPERATING RECEIPTS                      $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
--------------------------------------------------------------------------------------------------------------
6.     LOANS & ADVANCES (ATTACH LIST)                $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
7.     SALE OF ASSETS                                $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                           $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
9.     TOTAL NON-OPERATING RECEIPTS                  $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
10.    TOTAL RECEIPTS                                $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
11.    TOTAL CASH AVAILABLE                          $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
OPERATING  DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------
12.    NET PAYROLL                                   $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
13.    PAYROLL TAXES PAID                            $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
14.    SALES, USE & OTHER TAXES PAID                 $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
15.    SECURED / RENTAL / LEASES                     $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
16.    UTILITIES                                     $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
17.    INSURANCE                                     $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
18.    INVENTORY PURCHASES                           $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
19.    VEHICLE EXPENSES                              $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
20.    TRAVEL                                        $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
21.    ENTERTAINMENT                                 $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
22.    REPAIRS & MAINTENANCE                         $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
23.    SUPPLIES                                      $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
24.    ADVERTISING                                   $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
25.    OTHER (ATTACH LIST)                           $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
26.    TOTAL OPERATING DISBURSEMENTS                 $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------
27.    PROFESSIONAL FEES                             $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
28.    U.S. TRUSTEE FEES                             $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
29.    OTHER (ATTACH LIST)                           $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
30.    TOTAL REORGANIZATION EXPENSES                 $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
31.    TOTAL DISBURSEMENTS                           $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
32.    NET CASH FLOW                                 $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------
33.    CASH - END OF MONTH                           $0               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------

================================================================================
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  -------------------------------------------------
  CASE NAME: Flight One Logistics, Inc.              ACCRUAL BASIS-4
  -------------------------------------------------

  -------------------------------------------------
  CASE NUMBER: 400-42069-BJH                               02/13/95, RWD, 2/96
  -------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------------
                                                          SCHEDULE      MONTH                MONTH          MONTH
                                                                   -----------------------------------------------------
  ACCOUNTS RECEIVABLE AGING                                AMOUNT    October 2001
  ----------------------------------------------------------------------------------------------------------------------
  1.      0-30                                                             $     0                   $0              $0
  ----------------------------------------------------------------------------------------------------------------------
  2.      31-60                                                            $     0                   $0              $0
  ----------------------------------------------------------------------------------------------------------------------
  3.      61-90                                                            $     0                   $0              $0
  ----------------------------------------------------------------------------------------------------------------------
  4.      91+                                                              $20,742                   $0              $0
  ----------------------------------------------------------------------------------------------------------------------
  5.      TOTAL ACCOUNTS RECEIVABLE                              $0        $20,742                   $0              $0
  ----------------------------------------------------------------------------------------------------------------------
  6.      AMOUNT CONSIDERED UNCOLLECTIBLE                                  $     0                   $0              $0
  ----------------------------------------------------------------------------------------------------------------------
  7.      ACCOUNTS RECEIVABLE (NET)                              $0        $20,742                   $0              $0
  ----------------------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------

  AGING OF POSTPETITION TAXES AND PAYABLES                                     MONTH:      October 2001
                                                                                     -----------------------------------
  ----------------------------------------------------------------------------------------------------------------------
                                               0-30        31-60         61-90                    91+
  TAXES PAYABLE                                DAYS         DAYS          DAYS                   DAYS         TOTAL
  ----------------------------------------------------------------------------------------------------------------------
  1.      FEDERAL                                    $0          $0        $     0                   $0              $0
  ----------------------------------------------------------------------------------------------------------------------
  2.      STATE                                      $0          $0        $     0                   $0              $0
  ----------------------------------------------------------------------------------------------------------------------
  3.      LOCAL                                      $0          $0        $     0                   $0              $0
  ----------------------------------------------------------------------------------------------------------------------
  4.      OTHER (ATTACH LIST)                        $0          $0        $     0                   $0              $0
  ----------------------------------------------------------------------------------------------------------------------
  5.      TOTAL TAXES PAYABLE                        $0          $0        $     0                   $0              $0
  ----------------------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------------
  6.      ACCOUNTS PAYABLE                           $0          $0        $     0                   $0              $0
  ----------------------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------

  STATUS OF POSTPETITION TAXES                                                 MONTH:       October 2001
                                                                                     -----------------------------------
  ----------------------------------------------------------------------------------------------------------------------
                                                          BEGINNING         AMOUNT                           ENDING
                                                              TAX       WITHHELD AND/         AMOUNT           TAX
  FEDERAL                                                 LIABILITY*     OR ACCRUED            PAID         LIABILITY
  ----------------------------------------------------------------------------------------------------------------------
  1.      WITHHOLDING**                                          $0        $     0                   $0              $0
  ----------------------------------------------------------------------------------------------------------------------
  2.      FICA-EMPLOYEE**                                        $0        $     0                   $0              $0
  ----------------------------------------------------------------------------------------------------------------------
  3.      FICA-EMPLOYER**                                        $0        $     0                   $0              $0
  ----------------------------------------------------------------------------------------------------------------------
  4.      UNEMPLOYMENT                                           $0        $     0                   $0              $0
  ----------------------------------------------------------------------------------------------------------------------
  5.      INCOME                                                 $0        $     0                   $0              $0
  ----------------------------------------------------------------------------------------------------------------------
  6.      OTHER (ATTACH LIST)                                    $0        $     0                   $0              $0
  ----------------------------------------------------------------------------------------------------------------------
  7.      TOTAL FEDERAL TAXES                                    $0        $     0                   $0              $0
  ----------------------------------------------------------------------------------------------------------------------
  STATE AND LOCAL
  ----------------------------------------------------------------------------------------------------------------------
  8.      WITHHOLDING                                            $0        $     0                   $0              $0
  ----------------------------------------------------------------------------------------------------------------------
  9.      SALES                                                  $0        $     0                   $0              $0
  ----------------------------------------------------------------------------------------------------------------------
  10.     EXCISE                                                 $0        $     0                   $0              $0
  ----------------------------------------------------------------------------------------------------------------------
  11.     UNEMPLOYMENT                                           $0        $     0                   $0              $0
  ----------------------------------------------------------------------------------------------------------------------
  12.     REAL PROPERTY                                          $0        $     0                   $0              $0
  ----------------------------------------------------------------------------------------------------------------------
  13.     PERSONAL PROPERTY                                      $0        $     0                   $0              $0
  ----------------------------------------------------------------------------------------------------------------------
  14.     OTHER (ATTACH LIST)                                    $0        $     0                   $0              $0
  ----------------------------------------------------------------------------------------------------------------------
  15.     TOTAL STATE & LOCAL                                    $0        $     0                   $0              $0
  ----------------------------------------------------------------------------------------------------------------------
  16.     TOTAL TAXES                                            $0        $     0                   $0              $0
  ----------------------------------------------------------------------------------------------------------------------

  * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
  ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

------------------------------------------------
CASE NAME: Flight One Logistics, Inc.                     ACCRUAL BASIS-5
------------------------------------------------

------------------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
------------------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                           MONTH:    October 2001
                                                  ------------------------------
----------------------------------------
BANK RECONCILIATIONS
                                              Account #1                Account #2         Account #3
-----------------------------------------------------------------------------------------------------------------------
A.       BANK:                                   N/A
---------------------------------------------------------------------------------------------------------

B.       ACCOUNT NUMBER:                         N/A                                                         TOTAL
---------------------------------------------------------------------------------------------------------

C.       PURPOSE (TYPE):                         N/A
-----------------------------------------------------------------------------------------------------------------------

1.      BALANCE PER BANK STATEMENT                        $0
-----------------------------------------------------------------------------------------------------------------------

2.      ADD: TOTAL DEPOSITS NOT CREDITED                  $0
-----------------------------------------------------------------------------------------------------------------------

3.      SUBTRACT: OUTSTANDING CHECKS                      $0
-----------------------------------------------------------------------------------------------------------------------

4.      OTHER RECONCILING ITEMS                           $0
-----------------------------------------------------------------------------------------------------------------------

5.      MONTH END BALANCE PER BOOKS                       $0                  $0                  $0               $0
-----------------------------------------------------------------------------------------------------------------------

6.      NUMBER OF LAST CHECK WRITTEN
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------
INVESTMENT ACCOUNTS

------------------------------------------------------------------------------------------------------
                                             DATE OF     TYPE OF      PURCHASE         CURRENT

BANK, ACCOUNT NAME & NUMBER                 PURCHASE   INSTRUMENT      PRICE            VALUE
------------------------------------------------------------------------------------------------------
7.      N/A
------------------------------------------------------------------------------------------------------

8.      N/A
------------------------------------------------------------------------------------------------------

9.      N/A
------------------------------------------------------------------------------------------------------

10.     N/A
------------------------------------------------------------------------------------------------------

11.     TOTAL INVESTMENTS                                                   $0               $0
------------------------------------------------------------------------------------------------------


----------------------------------------
CASH
------------------------------------------------------------------------------------------------------

12.     CURRENCY ON HAND                                                                     $0
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

13.     TOTAL CASH - END OF MONTH                                                            $0
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  -----------------------------------------------
  CASE NAME: Flight One Logistics, Inc.              ACCRUAL BASIS-6
  -----------------------------------------------

  -----------------------------------------------
  CASE NUMBER: 400-42069-BJH                             02/13/95, RWD, 2/96
  -----------------------------------------------

                                                         MONTH:     October 2001
                                                         -----------------------
  -----------------------------------------------
  PAYMENTS TO INSIDERS AND PROFESSIONALS
  -----------------------------------------------

  OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

  ------------------------------------------------------------------------------
                                       INSIDERS
  ------------------------------------------------------------------------------
                                 TYPE OF            AMOUNT            TOTAL PAID
                NAME             PAYMENT             PAID               TO DATE
  ------------------------------------------------------------------------------
  1.   N/A
  ------------------------------------------------------------------------------
  2.   N/A
  ------------------------------------------------------------------------------
  3.   N/A
  ------------------------------------------------------------------------------
  4.   N/A
  ------------------------------------------------------------------------------
  5.   N/A
  ------------------------------------------------------------------------------
  6.   TOTAL PAYMENTS
       TO INSIDERS                                      $0                   $0
  ------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------------------
                                                               PROFESSIONALS
  --------------------------------------------------------------------------------------------------------------------------
                              DATE OF COURT                                                                    TOTAL
                            ORDER AUTHORIZING       AMOUNT                AMOUNT         TOTAL PAID           INCURRED
                NAME             PAYMENT           APPROVED                PAID           TO DATE            & UNPAID *
  --------------------------------------------------------------------------------------------------------------------------
  1.   N/A
  --------------------------------------------------------------------------------------------------------------------------
  2.   N/A
  --------------------------------------------------------------------------------------------------------------------------
  3.   N/A
  --------------------------------------------------------------------------------------------------------------------------
  4.   N/A
  --------------------------------------------------------------------------------------------------------------------------
  5.   N/A
  --------------------------------------------------------------------------------------------------------------------------
  6.   TOTAL PAYMENTS
       TO PROFESSIONALS                                 $0                   $0                  $0                 $0
  --------------------------------------------------------------------------------------------------------------------------

  *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

  ------------------------------------------------------------------------------
  POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
  PROTECTION PAYMENTS
  ------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------
                                                   SCHEDULED             AMOUNTS
                                                     MONTHLY               PAID            TOTAL
                                                    PAYMENTS              DURING           UNPAID
                NAME OF CREDITOR                       DUE                 MONTH        POSTPETITION
  ----------------------------------------------------------------------------------------------------
  1.   N/A
  ----------------------------------------------------------------------------------------------------
  2.   N/A
  ----------------------------------------------------------------------------------------------------
  3.   N/A
  ----------------------------------------------------------------------------------------------------
  4.   N/A
  ----------------------------------------------------------------------------------------------------
  5.   N/A
  ----------------------------------------------------------------------------------------------------
  6.   TOTAL                                            $0                   $0                  $0
  ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  ---------------------------------------------
  CASE NAME: Flight One Logistics, Inc.             ACCRUAL  BASIS-7
  ---------------------------------------------

  ---------------------------------------------
  CASE NUMBER: 400-42069-BJH                                02/13/95, RWD, 2/96
  ---------------------------------------------

                                                    MONTH:  October 2001
                                                          ----------------------

  --------------------------------------------------
  QUESTIONNAIRE

  -------------------------------------------------------------------------------------------------------------------------
                                                                                             YES                NO
  -------------------------------------------------------------------------------------------------------------------------
  1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL
         COURSE OF BUSINESS THIS REPORTING PERIOD?                                                              X
  -------------------------------------------------------------------------------------------------------------------------
  2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A
         DEBTOR IN POSSESSION ACCOUNT?                                                                          X
  -------------------------------------------------------------------------------------------------------------------------
  3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS)
         DUE FROM RELATED PARTIES?                                                                              X
  -------------------------------------------------------------------------------------------------------------------------
  4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS
         REPORTING PERIOD?                                                                                      X
  -------------------------------------------------------------------------------------------------------------------------
  5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM
         ANY PARTY?                                                                                             X
  -------------------------------------------------------------------------------------------------------------------------
  6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                           X
  -------------------------------------------------------------------------------------------------------------------------
  7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                           X
  -------------------------------------------------------------------------------------------------------------------------
  8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                       X
  -------------------------------------------------------------------------------------------------------------------------
  9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                             X
  -------------------------------------------------------------------------------------------------------------------------
  10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                             X
  -------------------------------------------------------------------------------------------------------------------------
  11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING
         PERIOD?                                                                                                X
  -------------------------------------------------------------------------------------------------------------------------
  12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                        X
  -------------------------------------------------------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
  EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

  -------------------------------------------------------------------------------------------------------------------------
  -------------------------------------------------------------------------------------------------------------------------

  --------------------------------------------------
  INSURANCE
  -------------------------------------------------------------------------------------------------------------------------
                                                                                             YES                NO
  -------------------------------------------------------------------------------------------------------------------------
  1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
         NECESSARY INSURANCE COVERAGES IN EFFECT?                                                               X
  -------------------------------------------------------------------------------------------------------------------------
  2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                                 X
  -------------------------------------------------------------------------------------------------------------------------
  3.     PLEASE ITEMIZE POLICIES BELOW.
  -------------------------------------------------------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
  HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
  AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
  This is a non-operating entity. There are no assets or employees with which to cover with insurance.
  ----------------------------------------------------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------------------
                                               INSTALLMENT  PAYMENTS
  ----------------------------------------------------------------------------------------------------------------------------
              TYPE OF                                                                            PAYMENT AMOUNT
               POLICY                        CARRIER                     PERIOD COVERED           & FREQUENCY
  ----------------------------------------------------------------------------------------------------------------------------
         N/A
  ----------------------------------------------------------------------------------------------------------------------------
         N/A
  ----------------------------------------------------------------------------------------------------------------------------
         N/A
  ----------------------------------------------------------------------------------------------------------------------------
         N/A
  ----------------------------------------------------------------------------------------------------------------------------
         N/A
  ----------------------------------------------------------------------------------------------------------------------------
         N/A
  ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================


  -----------------------------------------------------
  CASE  NAME: Flight One Logistics, Inc.                 FOOTNOTES SUPPLEMENT
  -----------------------------------------------------

  -----------------------------------------------------
  CASE  NUMBER: 400-42069-BJH                               ACCRUAL BASIS
  -----------------------------------------------------

                                             MONTH:          October 2001
                                                   -----------------------------


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   ACCRUAL BASIS            LINE                          FOOTNOTE / EXPLANATION
    FORM NUMBER            NUMBER
  ------------------------------------------------------------------------------------------------------------
         6                                   All Professional fees related to the Reorganization of the
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                                               Company are disbursed out of Kitty Hawk, Inc. (Parent
  ------------------------------------------------------------------------------------------------------------
                                               Company). Refer to Case #400-42141
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  ------------------------------------------------------------------------------------------------------------
      General                                This is a non-operating Company.
  ------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------
         4                    6              All assessments of uncollectible accounts receivable are done
  ------------------------------------------------------------------------------------------------------------
                                                at Kitty Hawk, Inc. Refer to Case #400-42141. All reserves
  ------------------------------------------------------------------------------------------------------------
                                                are recorded at Inc. and pushed down to Inc.'s subsidiaries
  ------------------------------------------------------------------------------------------------------------
                                                as deemed necessary.
  ------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------
         3                   28              All payments are made by Kitty Hawk, Inc. (Case #400-42141)
  ------------------------------------------------------------------------------------------------------------

================================================================================

CASE NAME: Flight One Logistics, Inc.

CASE NUMBER: 400-42069-BJH

Details of Other Items

ACCRUAL BASIS-1                                October 2001


8.  OTHER (ATTACH LIST)                $                         (56) Reported
                                     --------------------------------
           Intercompany Receivables                              (56) Detail
                                     --------------------------------
                                                                 -    Difference